IDS International Fund

1995 annual report
(prospectus enclosed)

(Icon of) three flags

The goal of IDS International Fund, Inc. is long-term growth of capital. The Fund invests primarily in common stocks and securities convertible into common stocks of foreign issuers.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express
Financial Advisors Inc.
PAGE 2
(Icon of) three flags

A world of opportunity

There's a new recognition among investors that the stock makret extends beyond Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead. International Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.
PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                  4
From the portfolio managers                         4
Ten largest holdings                                6
Making the most of your Fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          22
IDS mutual funds                                   28
Federal income tax information                     31

1995 prospectus

The fund in brief
Goal                                                3p
Types of Fund investments and their risks           3p
Manager and distributor                             3p
Portfolio managers                                  3p
Alternative purchase arrangements                   4p

Sales charge and fund expenses                      5p

Performance
Financial highlights                                7p
Total returns                                       9p

Investment policies and risks                      11p
Facts about investments and their risks            12p
Alternative investment option                      16p
Valuing Fund shares                                16p

How to purchase, exchange or redeem shares
Alternative purchase arrangements                  17p
How to purchase shares                             20p
How to exchange shares                             23p
How to redeem shares                               23p
Reductions and waivers of the sales charge         28p

Special shareholder services
Services                                           33p
Quick telephone reference                          33p

Distributions and taxes
Dividend and capital gain distributions            34p
Reinvestments                                      35p
PAGE 4
Taxes                                              36p
How to determine the correct TIN                   38p

How the fund is organized
Shares                                             39p
Voting rights                                      39p
Shareholder meetings                               39p
Directors and officers                             39p
Investment manager and transfer agent              41p
Distributor                                        43p

About American Express Financial Corporation
General information                                45p

Appendix
Descriptions of derivative instruments             46p
PAGE 5
To our shareholders

(Photo of) William R. Pearce
President of the Fund

(Photo of) Peter Lamaison
Portfolio management team

(Photo of) Paul Hopkins
Portfolio management team

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you know that history shows that bull markets don't last forever. Though they're often unpredictable, declines-- whether they're brief or long-lasting, moderate or substantial--are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio managers

Despite occasional, brief advances, foreign stock markets were disappointing during the past 12 months, as a surging U.S. market attracted the bulk of investors' capital. For the fiscal year (November 1994 through October 1995), IDS International Fund's return was -1.7%. While this was disappointing, we managed to avoid major losses in the more volatile markets, such as Mexico.

In Japan, where for some time we have kept the largest portfion of the portfolio, stocks struggled throughout most of the period in the face of an unresponsive economy, a massive earthquake and political turmoil. Those problems combined to drive down the Japanese market in the first half of 1995.

Encouraging signs in Japan

At mid-year, with stock prices attractively low, we decided to increase our investment in Japan based on several positive developments. First, the Bank of Japan (comparable to the Federal Reserve Board in the U.S.) reduced interest rates and expanded the money supply. Second, the government provided a fiscal stimulus. Third, industrial deregulation is finally being taken seriously by government officials, a factor that bodes especially well for the prospectus of telecommunications companies. Lastly, stocks of Japanese technology companies, in response to increasing global product demand, have begun to perform quite well in recent months. (TDK, a Fund holding, is a prominent example.)

PAGE 6
Turning to Europe, we slightly reduced our investments in the United Kingdom, following good gains. Two of the Fund's largest holdings, Glaxo and Sieve, performed especially well. In continental Europe, we have de-emphasized stocks of companies whose business prospects are closely tied to the strength of the economy. This reflects our view that the economy in that part of the world will be less than robust. Consequently, we are holding an above-average amount of growth stocks, and have increased our exposure to stocks of financial services companies, which we believe will benefit from lower interest rates.

Portfolio shifts in Latin America

Among the smaller markets, we added to Mexico last spring, prior to a subsequent stock rally in that country. Later, we reduced our exposure to Mexico and Latin America as a whole, based on our forecast for an even weaker Mexican economy and deterioriating corporate profits. If attractive buying opportunities present themselves, we may add to our holdings.

Looking forward, market declines in the months ahead would be regarded as buying opportunities--that is, a chance to add stocks of sound companies at lower-than-normal prices. We believe that will ultimately prove rewarding for the Fund and its investors when international markets resume their history of providing attractive long-term returns.

Peter Lamaison

Paul Hopkins


Class A
12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 1995       $ 9.97
Oct. 31, 1994       $10.84
Decrease            $ (.87)

Distributions
Nov. 1, 1994-Oct. 31, 1995
From income         $ 0.23
From capital gains  $ 0.43
Total distributions $ 0.66
Total return**       (1.7%)***

Class B
March 20, 1995-Oct. 31, 1995
(All figures per share)

Net asset value (NAV)
Oct. 31, 1995       $ 9.92
Oct. 31, 1994       $ 8.92
Increase            $ 1.00

PAGE 7
Distributions
March 20, 1995*-Oct. 31, 1995
From income         $  --
From capital gains  $  --
Total distributions $  --
Total return**      +11.2%***

Class Y
March 20, 1995-Oct. 31, 1995
(All figures per share)

Net asset value (NAV)
Oct. 31, 1995       $ 9.98
Oct. 31, 1994       $ 8.92
Increase            $ 1.06

Distributions
March 20, 1995*-Oct. 31, 1995
From income         $  --
From capital gains  $  --
Total distributions $  --
Total return**      +11.9%***

*Inception date.
**The prospectus discusses the effect of sales charges, if any, on the various classes.
***The total return is a hypothetical investment in the Fund with all distributions reinvested.
PAGE 8

IDS International Fund, Inc.

Your fund's ten largest holdings
(Pie chart) The ten holdings listed here make up 16.26% of the fund's net assets
_____________________________________________________________________________________________________________

                                                                               Percent                 Value
                                                                 (of fund's net assets)(as of Oct. 31, 1995)
______________________________________________________________________________________________________________
Glaxo Holdings (United Kingdom)                                                     2.20%          $25,948,962
The company is engaged in the research, development, manufacture and distribution of pharmaceuticals, which are marketed primarily to wholesale drug distributors, hospitals phamacies and health
maintenance organizations.

Credit Commercial de France (France)                                                1.78            21,069,630
This company is the parent company of a banking group primarily engaged in retail banking, investment banking, asset management
and international private banking.

Siebe (United Kingdom)                                                              1.65            19,511,080
A United Kingdom engineering company with significant
U.S. presence via Foxboro in control devices and process
systems.

Swiss Bank (Switzerland)                                                            1.65            19,455,525
One of the largest Swiss banks, with an international investment-
banking business centered primarily in London and New York.

Telefonica (Spain)                                                                  1.59            18,727,040
Spain's monopoly operator of basic telephone and
telex services.

Elsevier (Netherlands)                                                              1.54            18,231,300
The world's most profitable publisher, operating around
the globe.

TDK (Japan)                                                                         1.50            17,685,080
A leading producer of audio and video tapes and electronic parts.

Mitsubishi Heavy Inds (Japan)                                                       1.48            17,444,940
Japan's largest shipbuilder and comprehensive machinery maker. Its lines range from ships and nuclear power plants to aerospace and military equipment.

Argyll Group (United Kingdom)                                                       1.44            17,005,467
The company is engaged in food retailing and wholesaling in the
United Kingdom through the operation of Safeway and Presto
supermarkets.

Lyonnaise des Eaux Dumez (France)                                                   1.43            16,840,766
A leading water utility that has diversified into
communications and construction.


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

PAGE 9
Making the most of your fund

Average annual total return
(as of Oct. 31, 1995)

Class A
1 year                  5 years                 10 years
-6.58%                   +5.93%                  +11.25%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +6.16%, +6.21% and +11.86%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% salers charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

PAGE 10
(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Your Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

Class A*
How your $10,000 has grown in IDS International Fund

Average annual total return  Lipper International
(as of Oct. 31, 1995)                  Fund Index
1 year   5 years   10 years
-6.58%   +5.93%    +11.25%                     $29,047
                                           International
                World Index                         Fund

$9,500

'85  '86  '87  '88  '89  '90  '91  '92  '93  '94  '95

*The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +6.16%, +6.21% and
+11.86%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: Holding period from 10/31/85 to 10/31/95. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $14,368. Also see "Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International World Index (World Index), compiled from a composite of over 1,500 companies listed on the stock exchanges of North America, Europe, Australia, New Zealand and the Far East, is widely recognized by investors as the measurement index for portfolios of global securities.

PAGE 11
Lipper International Fund Index, published by Lipper Analytical
Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the World Index and the Lipper International Fund Index. In comparing International Fund to the two indexes, you should take account of the fact that the Fund's performance reflects the maximum sales charge of 5%, while no such charges are reflected in the performance of the indexes.
If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.
PAGE 12









Independent auditors' report
___________________________________________________________________

The board of directors and shareholders
IDS International Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS International Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for each of the years in the ten year period ended October 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS International Fund, Inc. at October 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 1, 1995
PAGE 13

                         Statement of assets and liabilities

                         IDS International Fund, Inc.
                         Oct. 31, 1995
______________________________________________________________________________________________________________

                         Assets
______________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
  (identified cost $1,145,440,977)                                                              $1,205,498,150
Dividends and accrued interest receivable                                                            4,008,614
Receivable for investment securities sold                                                           18,205,263
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 6)                   186,759
U.S. government securities held as collateral (Note 5)                                              42,429,193
_____________________________________________________________________________________________________________
Total assets                                                                                     1,270,327,979
_____________________________________________________________________________________________________________

                         Liabilities
____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                    4,924,915
Payable for investment securities purchased                                                          9,393,049
Payable upon return of securities loaned (Note 5)                                                   75,086,493
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)                    24,110
Accrued investment management services fee                                                              96,033
Accrued distribution fee                                                                                28,819
Accrued service fee                                                                                     21,301
Accrued transfer agency fee                                                                             31,172
Accrued administrative services fee                                                                      6,493
Other accrued expenses                                                                                 530,076
_____________________________________________________________________________________________________________
Total liabilities                                                                                  90,142,461
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                              $1,180,185,518
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                             $    1,185,580
Additional paid-in capital                                                                       1,085,826,104
Undistributed net investment income                                                                 15,872,326
Accumulated net realized gain (Note 1)                                                              16,942,714
Unrealized appreciation of investments and on translation of assets and
  liabilities in foreign currencies (Note 6)                                                        60,358,794
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                        $1,180,185,518
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                            $  767,848,971
                                             Class B                                            $  354,102,511
                                             Class Y                                            $   58,234,036
Net asset value per share of outstanding capital stock: Class A shares 77,025,745              $         9.97
                                                        Class B shares 35,696,660              $         9.92
                                                        Class Y shares  5,835,627              $         9.98

See accompanying notes to financial statements.
PAGE 14
                          Financial statements

                          Statement of operations
                          IDS International Fund, Inc.
                          Year ended Oct. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $2,846,846)                                            $19,888,109
Interest                                                                                             5,356,778
_____________________________________________________________________________________________________________
Total income                                                                                        25,244,887
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                   7,749,440
Distribution fee
  Class A                                                                                              278,932
  Class B                                                                                            1,594,704
Transfer agency fee                                                                                  2,483,906
Incremental transfer agency fee - Class B                                                               41,698
Service fee
  Class A                                                                                              815,172
  Class B                                                                                              371,647
Administrative services fee                                                                            362,062
Compensation of directors                                                                               34,645
Compensation of officers                                                                                10,423
Custodian fees                                                                                       1,072,367
Postage                                                                                                253,137
Registration fees                                                                                      269,337
Reports to shareholders                                                                                179,777
Audit fees                                                                                              35,500
Administrative                                                                                          10,142
Other                                                                                                   13,110
_____________________________________________________________________________________________________________
Total expenses                                                                                      15,575,999
  Earnings credits on cash balances (Note 2)                                                          (22,108)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  15,553,891
_____________________________________________________________________________________________________________
Investment income -- net                                                                             9,690,996
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including gain of $3,564,924 from foreign currency transactions) (Note 3)                       20,295,838
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies                              (6,709,363)
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                        13,586,475
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                               $23,277,471
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statements of changes in net assets
                          IDS International Fund,Inc.
                          Year ended Oct. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                      $    9,690,996      $  4,270,204
Net realized gain on investments and foreign currency                             20,295,838        45,328,394
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies            (6,709,363)        11,598,100
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                              23,277,471        61,196,698
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                                --       (4,463,645)
 Net realized gains
   Class A                                                                      (48,445,502)       (7,436,433)
 Excess distribution of realized gains (Note 1)                                  (1,409,821)                --
_____________________________________________________________________________________________________________
Total distributions                                                             (49,855,323)      (11,900,078)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                       473,751,064       476,589,212
   Class B shares                                                                 57,808,041                --
   Class Y shares                                                                 74,536,869                --
Fund merger (Note 7)
   Class A shares                                                                  1,633,118                --
   Class B shares                                                                305,517,151                --
Reinvestment of distributions at net asset value
  Class A shares                                                                  49,509,013        11,812,164
Payments for redemptions
  Class A shares                                                               (487,220,120)     (181,295,320)
  Class B shares (Note 2)                                                       (42,486,726)                --
  Class Y shares                                                                (22,228,850)                --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                           410,819,560       307,106,056
_____________________________________________________________________________________________________________

Total increase in net assets                                                     384,241,708       356,402,676

Net assets at beginning of year                                                 795,943,810       439,541,134
_____________________________________________________________________________________________________________
Net assets at end of year
   (including undistributed net investment income of
   $15,872,326 and $998,373)                                                  $1,180,185,518      $795,943,810
______________________________________________________________________________________________________________
See accompanying netes to financial statements.

PAGE 16
                         Notes to financial statements

                         IDS International Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee, and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being PAGE 17 able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

PAGE 18
Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,182,957 and accumulated net realized gain has been increased by $2,129,417 resulting in a net reclassification adjustment to decrease additional paid-in capital by $7,312,374.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income including level-yield amortization of premium and discount, is accrued daily.
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL
FUND GROUP and an individual annual asset charge of 0.46% of average daily net assets. The fee was adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper International Fund Index. The maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $82,830 for the year ended Oct. 31, PAGE 19
1995. From its fees, AEFC pays IDS International, Inc. a subadvisory fee equal to 0.35% of the Fund's average daily net assets.

Also under terms of the prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average net assets in reducing percentages from 0.8% to 0.675% annually. The performance incentive adjustment remains unchanged from the prior agreement.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $3,346,448 for Class A and $247,131 for Class B for the year ended Oct. 31, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Oct. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $22,108 as a result of earnings credits from overnight cash balances.

PAGE 20
The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $8,136 for the year ended Oct. 31, 1995.
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $843,481,077 (including $287,781,815 that was acquired in the Fund merger as described in
Note 7) and $478,213,579, respectively, for the year ended Oct. 31, 1995. Realized gains and losses are determined on an identified cost basis.
___________________________________________________________________
4. Capital Share transactions

Transactions in shares of capital stock for the years indicated are as follows:

________________________________________________________________________________________
                                  Year ended Oct. 31, 1995                                     Year ended
                                                                                10/31/94
                                Class A       Class B*          Class Y*         Class A
________________________________________________________________________________________
Sold                         49,260,700      5,938,924         8,123,898      45,588,043
Fund merger                     182,431     34,128,368                --              --
Issued for reinvested         5,230,747             --                --       1,145,483
   distributions
Redeemed                    (51,075,225)    (4,370,632)       (2,288,271)    (17,262,033)
_________________________________________________________________________________________
Net increase                  3,598,653     35,696,660         5,835,627      29,471,493
*Inception date was March 20, 1995.
_________________________________________________________________________________________

5. Lending of portfolio securities

At Oct. 31, 1995, securities valued at $71,685,226 were on loan to brokers. For collateral, the Fund received
$32,657,300 in cash and U.S. government securities valued at $42,429,193. Income from securities lending amounted to $406,736 for the year ended Oct. 31, 1995.
The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

PAGE 21

________________________________________________________
6. Foreign currency contracts

At Oct. 31, 1995, the Fund had entered into five foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:


                   Currency to be       Currency to be              Unrealized              Unrealized
Exchange date           delivered             received             appreciation           depreciation
___________________________________________________________________________________________
Nov. 1, 1995             257,850,767          2,536,403                $ 13,649               $  --
                         Japanese Yen        U.S. Dollar

Nov. 1, 1995             4,890,959            3,103,518                  16,014                  --
                         U.S. Dollar        British Pound

Nov. 1, 1995             3,707,161            5,186,040                      --               23,109
                         U.S. Dollar        Deutsche Mark

Nov. 2, 1995             2,141,925             841,945                       --                1,001
                         Malaysian Dollar    U.S. Dollar

Jan. 31, 1996            31,346,220          28,003,323                 157,096                   --
                         Swiss Franc         U.S. Dollar             __________            _________

                                                                       $186,759              $24,110


7. Fund merger

At the close of business on March 17, 1995, IDS International Fund acquired the assets and assumed the identified liabilities of IDS
Strategy - Worldwide Growth Fund.

The aggregate net assets of IDS International Fund immediately before the acquisition was $ 1,043,362,804.

The merger was accomplished by a tax-free exchange of 60,969,132 shares of IDS Strategy - Worldwide Growth Fund valued at
$307,150,269.

In exchange for the IDS Strategy - Worldwide Growth Fund shares and net assets, IDS International Fund issued the following number of shares:
PAGE 22
                          Shares             Net Assets
    Class A              182,431           $  1,633,118
    Class B           34,128,368            305,517,151

IDS Strategy - Worldwide Growth Fund's net assets at that date consisted of capital stock of $323,503,918, unrealized depreciation of $12,323,993, and accumulated net realized loss of $4,029,656.
___________________________________________________________________
8. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 23

                         Investments in securities

                         IDS International Fund, Inc.                                        (Percentages represent value of
                         Oct. 31, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________

Common stocks (92.4%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Argentina (0.9%)
Multi-industry conglomerates (0.9%)
Perez Naviera B Shares                                                                 2,509,860               $   11,068,483
_____________________________________________________________________________________________________________________________
Australia (3.8%)
Banks and savings & loans (0.8%)
Westpac Banking                                                                        2,257,000 (c)                9,264,985
_____________________________________________________________________________________________________________________________
Energy (0.5%)
Broken Hill Proprietary                                                                  443,588                    6,007,512
_____________________________________________________________________________________________________________________________
Metals (1.9%)
CRA                                                                                      646,000                     9,959,382
Pasminco                                                                              11,150,400                    12,310,042
                                                                                                                 _____________
Total                                                                                                               22,269,424
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (0.6%)
Ampolex                                                                                3,699,720 (b,c)              7,325,446
____________________________________________________________________________________________________________________________
Brazil (0.5%)
Communications equipment
Telebras ADR                                                                             133,600                    5,360,700
_____________________________________________________________________________________________________________________________
Canada (1.9%)
Aerospace & defense (0.5%)
Bombardier Cl B                                                                          494,000                    6,083,971
_____________________________________________________________________________________________________________________________
Communications equipment (0.5%)
BCE Mobile                                                                               192,250 (b)                5,775,749
_____________________________________________________________________________________________________________________________
Electronics (0.5%)
Northern Telecom                                                                         163,800                    5,896,800
_____________________________________________________________________________________________________________________________
Energy (0.4%)
Rennaissance Energy                                                                      235,400 (b)                5,205,242
_____________________________________________________________________________________________________________________________
Chile (0.6%)
Utilities-telephone
Telefonos de Chile ADR                                                                    93,000 (c)                6,701,500
_____________________________________________________________________________________________________________________________
See accompanying notes to investments in securities.
PAGE 24
Denmark (0.8%)
Utilities-telephone
Tele Danmark B Shares                                                                    175,000                    9,128,700
_____________________________________________________________________________________________________________________________
France (8.4%)
Automotive related (0.4%)
Peugeot                                                                                   38,250 (b)                4,994,379
_____________________________________________________________________________________________________________________________
Banks and savings & loans (2.1%)
Banque Nationale de Paris                                                                102,400                     4,225,229
Credit Commercial de France                                                              423,000 (b)                21,069,630
                                                                                                                 _____________
Total                                                                                                               25,294,859
_____________________________________________________________________________________________________________________________
Building materials (0.7%)
Lafarge-Coppee (Bearer)                                                                  119,491                    7,938,265
_____________________________________________________________________________________________________________________________
Electronics (0.4%)
SGS Thomson                                                                              111,612 (b)                5,159,041
_____________________________________________________________________________________________________________________________
Energy (2.0%)
Societe Elf Aquitaine                                                                    226,880                    15,486,375
Total Petroleum Cl B                                                                     130,580 (c)                 8,088,778
                                                                                                                 _____________
Total                                                                                                               23,575,153
_____________________________________________________________________________________________________________________________
Food (0.5%)
Danone                                                                                    38,000                    6,083,420
_____________________________________________________________________________________________________________________________
Insurance (0.5%)
Union des Assurances Federales                                                            59,000                    6,288,810
_____________________________________________________________________________________________________________________________
Metals (0.4%)
Usinor Sacilor                                                                           350,000 (b)                5,237,050
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.4%)
Lyonnaise des Eaux Dumez                                                                 172,240                   16,840,766
_____________________________________________________________________________________________________________________________
Germany (1.9%)
Banks and savings & loans (0.9%)
Commerzbank                                                                               46,500 (c)               10,762,006
_____________________________________________________________________________________________________________________________
Chemicals (0.5%)
Hoechst                                                                                   24,250                    6,368,681
_____________________________________________________________________________________________________________________________
Retail (0.5%)
Karstadt                                                                                  13,460                    5,870,875
_____________________________________________________________________________________________________________________________
Hong Kong (2.9%)
Multi-industry conglomerates (2.0%)
Hutchison Whampoa                                                                      2,452,000                    13,508,068
Swire Pacific Cl A                                                                     1,351,000                    10,133,851
                                                                                                                  ____________
Total                                                                                                               23,641,919
_____________________________________________________________________________________________________________________________
Real estate (0.5%)
Sun Hung Kai Properties                                                                  797,000                    6,364,842
_______________________________________________________________________________________________________________________
PAGE 25
Retail (0.4%)
Dairy Farm Intl                                                                        5,264,000 (c)                4,316,480
_____________________________________________________________________________________________________________________________
India (0.2%)
Multi-industry conglomerates
India Fund                                                                               237,800                    1,991,575
_____________________________________________________________________________________________________________________________
Italy (2.7%)
Automotive & related (0.3%)
Fiat                                                                                   1,058,000                    3,446,964
____________________________________________________________________________________________________________________________
Communications equipment (1.8%)
Stet Risp                                                                              3,332,000                     7,267,092
Telecom Italia                                                                         4,394,000                     6,674,486
Telecom Italia Mobil                                                                   4,394,000                     7,377,526
                                                                                                                 _____________
Total                                                                                                               21,319,104
_____________________________________________________________________________________________________________________________
Insurance (0.6%)
INA                                                                                    4,999,200                    6,573,948
_____________________________________________________________________________________________________________________________
Japan (27.5%)
Banks and savings & loans (2.5%)
Sakura Bank                                                                              840,000                     8,135,400
Sanwa Bank                                                                               630,000                    10,724,490
Sumitomo Trust & Banking                                                                 900,000                    10,389,600
                                                                                                                  ____________
Total                                                                                                               29,249,490
_____________________________________________________________________________________________________________________________
Building materials (3.4%)
Daiwa Kosho Lease                                                                        694,000                     6,246,694
JGC                                                                                      171,000                     1,856,889
NGK Spark Plug                                                                           922,000 (c)                12,628,634
Nihon Cement                                                                           1,075,000                     6,614,475
Raito Kogyo                                                                              386,000                     7,930,370
Sho-Bond                                                                                 160,000 (c)                 5,150,080
                                                                                                                  ____________
Total                                                                                                               40,427,142
_____________________________________________________________________________________________________________________________
Chemicals (1.0%)
Sekisui Chemical                                                                         895,000                   11,645,740
_____________________________________________________________________________________________________________________________
Electronics (4.9%)
Hitachi                                                                                  856,000                     8,792,832
Rohm                                                                                     243,000 (c)                14,763,951
Sanyo Electric                                                                         1,940,000                    10,058,900
TDK                                                                                      343,000                    17,685,080
Yokogawa Electric                                                                        880,000                     6,715,280
                                                                                                                  ____________
Total                                                                                                               58,016,043
_____________________________________________________________________________________________________________________________
Health care (1.1%)
Banyu Pharmaceuticals                                                                    355,000 (c)                 3,750,930
Sankyo Pharmaceuticals                                                                   420,000                     9,245,460
                                                                                                                 _____________
Total                                                                                                               12,996,390

PAGE 26
_____________________________________________________________________________________________________________________________
Industrial equipment & services (2.9%)
Ishikawajima-Harima Heavy Inds                                                         1,073,000                     4,324,190
Mitsubishi Heavy Inds                                                                  2,260,000                    17,444,940
Secom                                                                                    200,000                    13,031,800
                                                                                                                 _____________
Total                                                                                                               34,800,930
___________________________________________________________________________________________________________________________
Insurance (1.0%)
Tokio Marine & Fire                                                                    1,160,000                   11,915,520
____________________________________________________________________________________________________________________________
Metals (0.9%)
Hitachi Metals                                                                           900,000                   11,094,300
_____________________________________________________________________________________________________________________________
Paper & packaging (0.7%)
Nippon Paper Inds                                                                      1,230,000                    8,458,710
_____________________________________________________________________________________________________________________________
Real estate (1.5%)
Mitsubishi Estates                                                                       500,000                     5,332,000
Mitsui Fudosan                                                                         1,050,000                    12,019,350
                                                                                                                 _____________
Total                                                                                                               17,351,350
_____________________________________________________________________________________________________________________________
Retail (1.7%)
Amway Japan                                                                               68,000 (c)                 2,594,608
Autobocs Seven                                                                            30,000 (b)                 2,832,390
Chiyoda                                                                                      200                         3,933
Ito-Yokado                                                                               170,000                     9,297,470
Marui                                                                                    318,000                     5,506,806
                                                                                                                  ____________
Total                                                                                                               20,235,207
_____________________________________________________________________________________________________________________________
Telecommunications (1.0%)
DDI                                                                                        1,400                   11,355,053
_____________________________________________________________________________________________________________________________
Transportation (1.1%)
Nippon Express                                                                         1,000,000                     8,120,000
Nippon Yusen                                                                           1,000,000                     5,351,000
                                                                                                                 _____________
Total                                                                                                               13,471,000
_____________________________________________________________________________________________________________________________
Wire & cable (2.9%)
Nippon Denso                                                                             840,000 (b,c)              15,367,800
NTN                                                                                    1,150,000                     7,031,100
Sumitomo Electric Inds                                                                 1,000,000                    11,544,000
                                                                                                                 _____________
Total                                                                                                               33,942,900
_____________________________________________________________________________________________________________________________
Miscellaneous (0.9%)
Itochu                                                                                 1,694,000                   10,042,032
_____________________________________________________________________________________________________________________________
Korea (0.4%)
Utilities-electric
Korea Electric Power ADR                                                                 173,000                    4,260,125
_____________________________________________________________________________________________________________________________
Malaysia (2.3%)
Banks and savings & loans (0.4%)
Malayan Banking                                                                          598,500                    4,828,100

PAGE 27
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (0.6%)
Resorts World                                                                          1,355,000                    6,611,045
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (0.7%)
Sime Darby                                                                             3,273,600                    8,180,726
_____________________________________________________________________________________________________________________________
Utilities-telephone (0.6%)
Telekom Malaysia                                                                         951,000                    6,811,062
_____________________________________________________________________________________________________________________________
Mexico (0.5%)
Building materials (0.4%)
Empresas ICA Sociedad Controladora ADR                                                   501,500 (c)                4,764,250
______________________________________________________________________________________________________________________________
Financial services (0.1%)
Banorte Series C                                                                         774,000 (b)                  793,009
______________________________________________________________________________________________________________________________
Retail (-%)
Benavides B Shares                                                                       425,800                      400,401
______________________________________________________________________________________________________________________________
Netherlands (4.9%)
Chemicals (1.1%)
Akzo Nobel                                                                               117,540 (c)               13,387,688
_____________________________________________________________________________________________________________________________
Food (1.0%)
Unilever                                                                                  90,100 (c)               11,804,271
_____________________________________________________________________________________________________________________________
Industrial equipment & services (0.2%)
Stork VMF                                                                                 94,952 (b)                2,298,978
_____________________________________________________________________________________________________________________________
Insurance (0.8%)
Intl Nederlanden Groep                                                                   160,354 (b)                9,563,994
_____________________________________________________________________________________________________________________________
Media (1.5%)
Elsevier                                                                               1,410,000 (c)               18,231,300
_____________________________________________________________________________________________________________________________
Textiles & apparel (0.3%)
Gucci                                                                                    134,000                    3,804,930
______________________________________________________________________________________________________________________________
New Zealand (1.4%)
Multi-industry conglomerates (0.7%)
Fletcher Challenge                                                                     2,980,200                     7,888,589
Fletcher Challenge Forest                                                                422,849                       583,109
                                                                                                                 _____________
Total                                                                                                                8,471,698
_____________________________________________________________________________________________________________________________
Paper & packaging (0.7%)
Carter Holt Harvey                                                                     3,255,700                    7,777,867
_____________________________________________________________________________________________________________________________
Norway (0.3%)
Industrial transportation
First Olsen Tankers                                                                      498,000 (b)                3,038,796
_____________________________________________________________________________________________________________________________
Philippines (0.7%)
Financial services (0.3%)
Philippine Commercial Intl Bank                                                          364,380                    2,983,908
_____________________________________________________________________________________________________________________________

PAGE 28
Utilities-telephone (0.4%)
Philippines Long Distance Telephone ADR                                                   80,000 (c)                4,490,000
_____________________________________________________________________________________________________________________________
Singapore (4.2%)
Airlines (0.9%)
Singapore Airlines                                                                     1,164,000 (c)               10,791,444
_____________________________________________________________________________________________________________________________
Banks and savings & loans (1.0%)
Development Bank Singapore                                                               460,000 (c)                 5,273,440
Overseas Union Bank                                                                    1,007,625                     6,274,481
                                                                                                                 _____________
Total                                                                                                               11,547,921
_____________________________________________________________________________________________________________________________
Beverages & tobacco (0.5%)
Fraser & Neave                                                                           483,200                    5,710,458
_____________________________________________________________________________________________________________________________
Industrial equipment & services (0.4%)
Sembawang Shipyard                                                                     1,077,000 (c)                5,220,219
_____________________________________________________________________________________________________________________________
Industrial transportation (0.8%)
Keppel                                                                                 1,125,000                    9,235,125
_____________________________________________________________________________________________________________________________
Real estate (0.6%)
DBS Land                                                                               2,304,000                    6,815,232
_____________________________________________________________________________________________________________________________
Spain (4.2%)
Banks and savings & loans (1.7%)
Argentaria Bancaria De Espana                                                            315,000                    11,126,745
Banco Popular de Espana                                                                   54,190                     8,611,550
                                                                                                                 _____________
Total                                                                                                               19,738,295
_____________________________________________________________________________________________________________________________
Energy (0.9%)
Repsol                                                                                   366,850                   10,958,910
_____________________________________________________________________________________________________________________________
Telecommunications (1.6%)
Telefonica                                                                             1,483,800                   18,727,040
_____________________________________________________________________________________________________________________________
Sweden (2.1%)
Industrial equipment & services
Asea B Free Shares                                                                       102,400                    10,100,326
Ericsson (LM) B Free Shares                                                              620,000                    13,164,460
Ericsson (LM) B New Shares                                                                62,000 (b)                 1,316,446
                                                                                                                 _____________
Total                                                                                                               24,581,232
_____________________________________________________________________________________________________________________________
Switzerland (2.8%)
Banks and savings & loans (1.6%)
Swiss Bank                                                                                95,000 (b)               19,455,525
_____________________________________________________________________________________________________________________________
Health care (1.2%)
Sandoz                                                                                    16,550                   13,644,830
_____________________________________________________________________________________________________________________________
Taiwan (0.5%)
Taiwan Fund                                                                              280,000 (c)                6,125,000
_____________________________________________________________________________________________________________________________

PAGE 29
Thailand (1.5%)
Banks and savings & loans (0.6%)
Siam Commercial Bank                                                                     600,000                    7,009,200
_____________________________________________________________________________________________________________________________
Building materials (0.9%)
TPI Polene                                                                             1,598,000                   10,477,648
_____________________________________________________________________________________________________________________________
United Kingdom (14.5%)
Banks and Savings & Loans (1.2%)
Natl Westminster                                                                       1,448,400                   14,472,413
______________________________________________________________________________________________________________________________
Beverages & tobacco (1.2%)
BAT Inds                                                                                 263,000                     2,157,915
Guinness                                                                               1,520,000                    12,184,320
                                                                                                                 _____________
Total                                                                                                               14,342,235
_____________________________________________________________________________________________________________________________
Health care (2.2%)
Glaxo Holdings                                                                         1,923,000                   25,948,962
_____________________________________________________________________________________________________________________________
Leisure (1.3%)
Rank Organisation                                                                      2,220,000                   14,776,320
_____________________________________________________________________________________________________________________________
Machinery (1.7%)
Siebe                                                                                  1,640,000                   19,511,080
_____________________________________________________________________________________________________________________________
Metals (0.6%)
RTZ                                                                                      523,000                    7,235,182
_____________________________________________________________________________________________________________________________
Multi-industrial (0.2%)
Framlington Maghreb Fund Units                                                            47,400 (b)                2,091,525
_____________________________________________________________________________________________________________________________
Retail (3.7%)
Argyll Group                                                                           3,340,300                    17,005,467
Kingfisher                                                                             2,153,880                    16,175,639
Next                                                                                   1,629,000                    10,559,178
                                                                                                                 _____________
Total                                                                                                               43,740,284
_____________________________________________________________________________________________________________________________
Transportation (1.4%)
British Airways                                                                        2,318,700                   16,680,728
_____________________________________________________________________________________________________________________________
Utilities-telephone (1.0%)
Vodafone Group                                                                         2,823,700                   11,650,586
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $1,030,957,538)                                                                                          $1,090,147,998
_____________________________________________________________________________________________________________________________

PAGE 30
Other (0.1%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Japan
Fujitsu
Warrants                                                                                   9,600               $    1,604,927
______________________________________________________________________________________________________________________________
Total other
(Cost: $1,760,470)                                                                                              $    1,604,927
______________________________________________________________________________________________________________________________

Bond (0.5%)
______________________________________________________________________________________________________________________________
Issuer and coupon rate                                                                Principal                       Value(a)
                                                                                         amount
______________________________________________________________________________________________________________________________
Malaysia
Renong
(U.S. Dollar)
2.50% Cv 2005                                                                         $5,500,000 (d)           $    6,531,250
______________________________________________________________________________________________________________________________
Total bond
(Cost: $5,504,797)                                                                                              $    6,531,250
______________________________________________________________________________________________________________________________

Short-term securities (9.1%)
_____________________________________________________________________________________________________________________________
Issuer                                                      Annualized                 Amount                        Value(a)
                                                              yield on             payable at
                                                               date of               maturity
                                                              purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (0.5%)
Federal Home Loan Mtge Disc Note
11-15-95                                                       5.64%                  $3,000,000                $    2,993,455
Federal Natl Mtge Assn Disc Note
11-08-95                                                       5.64                    3,000,000                     2,996,716
                                                                                                                 _____________
Total                                                                                                                5,990,171
_____________________________________________________________________________________________________________________________
Commercial paper (8.2%)
Alabama Power
12-12-95                                                       5.74                    5,500,000                     5,464,296
ABN Amro North Amer Finance
11-16-95                                                       5.75                    7,000,000                     6,983,317
CAFCO
11-03-95                                                       5.76                    4,000,000 (e)                 3,998,729
CPC Intl
11-08-95                                                       5.77                    3,300,000 (e)                 3,296,317
Emerson Electric
11-01-95                                                       5.73                    5,400,000                     5,400,000
Fleet Funding
01-10-96                                                       5.77                    3,500,000 (e)                 3,459,135

PAGE 31
Gateway Fuel
12-07-95                                                       5.74                    3,600,000                     3,579,480
Goldman Sachs Group
11-22-95                                                       5.75                    3,800,000                     3,787,321
Harris Trust Bank Notes
11-28-95                                                       5.75                    5,000,000                     5,000,000
Lincoln Natl
11-27-95                                                       5.76                    5,500,000 (e)                 5,477,279
Mobil Australia Finance
11-09-95                                                       5.75                    5,410,000 (e)                 5,403,123
11-22-95                                                       5.75                    5,906,000 (e)                 5,886,294
Northern States Power
11-30-95                                                       5.74                    5,000,000                     4,977,001
12-06-95                                                       5.74                    6,400,000                     6,364,533
Penney (JC) Funding
11-10-95                                                       5.74                    4,900,000                     4,893,017
11-27-95                                                       5.75                    2,400,000                     2,390,103
SAFECO Credit
11-29-95                                                       5.75                    3,000,000                     2,986,653
Sandoz
01-11-96                                                       5.79                    3,800,000                     3,755,008
Siemens
11-17-95                                                       5.76                    3,300,000                     3,291,611
12-01-95                                                       5.73                    6,000,000                     5,971,550
Southwestern Bell Capital
11-14-95                                                       5.75                    4,700,000                     4,690,292
                                                                                                                 _____________
Total                                                                                                               97,055,059
_______________________________________________________________________________________________________________________________
Letter of credit (0.4%)
Swiss Bank Corp-
Pemex Capital
12-18-95                                                       5.75                    4,200,000                    4,168,745
______________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $107,218,172)                                                                                            $  107,213,975
______________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,145,440,977)(f)                                                                                       $1,205,498,150
______________________________________________________________________________________________________________________________

Notes to investments in securities
______________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars and are classified according to country of risk.
(b) Presently non-income producing.
(c) Security is partially or fully on loan. See Note 5 to financial statements.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of directors.
(f) At Oct. 31, 1995, the cost of securities for federal income tax purposes was $1,145,888,636 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
PAGE 32
    Unrealized appreciation                                               $122,248,877
    Unrealized depreciation                                                 (62,639,363)
  _______________________________________________________________________________________
    Net unrealized appreciation                                           $ 59,609,514
 ________________________________________________________________________________________

PAGE 33
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 34
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

PAGE 35
(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 36
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 37
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 38
Federal income tax information

IDS International Fund, Inc.
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year.
The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last
January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS International Fund, Inc.
Fiscal year ended Oct. 31, 1995

Class A
Income distribution
taxable as dividend income,
none qualifying for deduction by corporations.

Payable date         Per share

Dec. 30, 1994        $0.23008

Capital gain distribution
taxable as long-term capital gain.

Payable date         Per share

Dec. 30, 1994        $0.42606

Total distributions  $0.65614

The distribution of $0.65614 per share, payable
Dec. 30, 1994, consisted of $0.01850 derived from net investment income, $0.21158 from net short-term capital gains (a total of $0.23008 taxable as dividend income) and $0.42606 from net long-term capital gains.

PAGE 39
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS INTERNATIONAL FUND
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 40
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.